Exhibit 10.6.2

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Execution Copy
AMENDMENT TO SCHEDULE NO. 9 (“Schedule 9”)
DATED DECEMBER 8, 2006
TO AGREEMENT FOR CONSULTING SERVICES
BETWEEN
AMERICA ONLINE, INC. (“AOL”) AND LIVEWORLD, INC. (“Consultant”)
DATED AS OF MAY 12, 2003 (the “Agreement”)
SCOPE OF WORK
1.	Detailed description of project to be accomplished by Consultant:

Consultant shall provide [***] hour daily review, from [***], and [***], of all Target Ticker text submissions prior to publishing, with complete [***] daily review during the approximate promotion period of [***]. Additionally, consultant shall provide [***] hour daily review of video thumbnails and special event video prior to publishing.

Text, thumbnails and special event video not in compliance with Target Moderation Guidelines (“TMG”), provided by the Community Experience team, will be prevented from being published.

2.	Deliverables and documentation to be produced by Consultant:

Consultant shall provide regular written update reports (frequency to be mutually determined between Consultant and AOL), but shall be no less than one per day to AOL on Target Ticker activity or content that is outside established procedures or guidelines. This reporting shall include the number of text submissions, thumbnails, routine video, and special event video reviewed, published, or hidden for TMG violations, and any other relevant information requested by AOL.

3.	Time for Performance/Delivery:

Consultant will complete appropriate training and staffing and begin moderation tasks with launch of the Target Ticker targeted for [***] and continuing through [***]. Support will vary, but will generally be applicable [***] hours per day as noted above. Changes in date will be coordinated directly with AOL.

4.	Acceptance testing criteria for each Deliverable:

Applicable as described below _X___Not Applicable ___

AOL will randomly review Target Ticker text submissions, thumbnails and special event videos that have been reviewed by the Consultant and provide feedback if procedures or standards are not properly applied.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Execution Copy
5.	Communications and Project Status:

AOL shall provide feedback based upon random review of text submissions, thumbnails and special event videos, as needed, in addition to routine bi-weekly review meetings.

6.	Payments:
(a)	Fee

Moderation: Hourly billing at premium rates predetermined in contract schedule.

Training: Hourly billing at training rates predetermined in contract schedule

Reporting: Hourly billing at same rates as training rates predetermined in contract schedule.

(b)	Expenses

AOL shall not reimburse Consultant for any expenses.

(c)	Payment Schedule

All fees and expenses due shall be invoiced by Consultant and fees shall be due consistent with the terms of the Schedule No 9 between the parties, dated [***].

(d)	Maximum Dollar Amount

The maximum dollar amount payable to Consultant for all fees and expenses under this Schedule is [***].

7.	Consultant Project Manager:	Name:	Jenna Woodul
Fax #:

8.	AOL Project Manager:	Name:	Bill Hagerott
		Fax #:	703.265.3842

9.	Term of this Schedule:

AOL reserves the right for a [***] day termination for convenience.

10.	Additional Terms and Conditions: None.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Execution Copy

AMERICA ONLINE, INC.	LIVEWORLD, INC.

By:	By:

Print Name:	Print Name:
Title:	Title:

Date:	Date: